UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2022
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SkyWater Technology, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40345	37-1839853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East 86th Street Bloomington, Minnesota	55425
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 851-5200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered under Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SKYT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08    Shareholder Director Nominations.
The information required by this Item 5.08 is incorporated by reference to Item 8.01 of this Current Report on Form 8-K.
Item 8.01    Other Events.
SkyWater Technology, Inc. (“we”, “us” or “our”) intends to hold its 2022 annual meeting of stockholders (the “Annual Meeting”) on June 1, 2022, at a time and in the manner to be specified in our proxy statement related to the Annual Meeting that we will file with the U.S. Securities and Exchange Commission (the “SEC”) at a later date.
Under the proxy rules and regulations of the SEC, we have set March 3, 2022 as the deadline for a stockholder to submit a proposal for inclusion in our proxy materials for the Annual Meeting pursuant to SEC Rule 14a-8. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, and be received by our Secretary no later than March 3, 2022 for such proposal to be eligible for inclusion in our proxy materials for the Annual Meeting.
A stockholder who otherwise intends to present business, other than a stockholder proposal pursuant to Rule 14a-8, or to nominate a director at the Annual Meeting must comply with the requirements set forth in our bylaws. Among other matters, to present business or nominate a director at the Annual Meeting, a stockholder must give written notice to our Secretary that complies with our bylaws no later than March 3, 2022. If the notice is received after that date, then the notice will be considered untimely and we will not be required to present such proposal or nomination at the Annual Meeting.
Stockholder proposals or nominations pursuant to any of the foregoing should be sent to us at our principal executive offices: SkyWater Technology, Inc., 2401 East 86th Street, Bloomington, Minnesota 55425, Attention: Secretary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWater Technology, Inc.

Date: February 10, 2022	/s/ Thomas J. Sonderman
	Name:	Thomas J. Sonderman
	Title:	President and Chief Executive Officer